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                     VANGUARD(R) FUNDS PROSPECTUS SUPPLEMENT

IMPORTANT INFORMATION ABOUT INSTITUTIONAL SHARES

The Vanguard Group, Inc., is pleased to announce that the initial investment minimum for Institutional Shares has been lowered from $10 million to $5 million, effective June 9, 2005.
     All prospectus references to the former investment minimums are hereby changed accordingly. In addition, the following changes are made to the INVESTING WITH VANGUARD section of the prospectus.

The Buying Shares section is amended as follows:

ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $5 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

The Converting Shares section is amended and restated as follows:

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES OR ADMIRAL(TM) SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. To initiate a self-directed conversion registered users of Vanguard.com may request a conversion online, or

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you may contact  Vanguard by telephone  or by mail to request this  transaction.
Vanguard will not automatically convert eligible accounts from Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund.


MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.


(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSINST 052005